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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 17, 2003



                        CELL ROBOTICS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Colorado                        5049-05               84-1153295
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                    Identification Number)

                      2715 Broadbent Parkway N.E.
                        Albuquerque, New Mexico                   87107
                (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (505) 343-1131


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 17, 2003, the Audit Committee of the Board of Directors of Cell Robotics, International, Inc. (the "Company") unanimously approved the dismissal of KPMG LLP and the appointment of Grant Thornton LLP as the independent accountant for the Company and subsidiary. The Company engaged Grant Thornton LLP on January 17, 2003.

         In connection with the audits of the two fiscal years ended December 31, 2001, and the subsequent interim period through January 17, 2003, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of KPMG LLP on the consolidated financial statements of the Company and subsidiary as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except as follows:

         KPMG LLP's report on the consolidated financial statements of the Company and subsidiary as of and for the years ended December 31, 2001 and 2000, contained a separate paragraph stating "the Company has suffered recurring losses and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 11. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         A letter from KPMG LLP is attached as Exhibit 16.1 to this Form 8-K.

         During the Company's two most recent fiscal years, and through January 17, 2003, the Company has not consulted with Grant Thornton LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         EXHIBIT
         NUMBER                             DESCRIPTION
         -------                            -----------

          16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated January 20, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CELL ROBOTICS INTERNATIONAL, INC.


Date:    January 23, 2003                      By:  /s/ Gary Oppedahl
                                                    ----------------------------
                                                    Gary Oppedahl, Chief
                                                    Executive Officer,
                                                    President and Director



                                       2


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                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER                         DESCRIPTION
  -------                        -----------
   16.1       Letter from KPMG LLP to the Securities and Exchange Commission dated January 20, 2003.